UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2013

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                        (IRS Employer Identification

       of incorporation)                                          Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Director

At the Reorganizational Meeting of the Board of Directors of Pismo Coast Village, Inc. held immediately following the Annual Meeting of Shareholders held Saturday, January 19, 2013, director Louis P. Benedict (age 85) tendered his resignation as a member of the Board of Directors of Pismo Coast Village, Inc. effective January 19, 2013. Mr. Benedict’s resignation was submitted due to personal reasons and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 19, 2013, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2014, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Benedict, Louis	618
Brittain, Kurt	656
Buchaklian, Harry	680
Enns, Rodney	637
Eudaly, Douglas	924
Fischer, William	630
Hardesty, Wayne	621
Harris, R. Elaine	835
Hearne, Dennis	674
Hickman, Glenn	617
Hughes, Terris	639
Nelson, Garry	630
Nunlist, Ronald	759
Pappi, Jr., George	638
Pettibone, Jerald	646
Plumley, Dwight	1,005
Willems, Gary	669
Williams, Jack	628

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2012 – 2013:

Affirmative Votes	706
Negative Votes	2
Abstains	24

OTHER INFORMATION

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 19, 2013, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholder’s Meeting:

President	Ronald Nunlist
Executive Vice President	Terris Hughes
Vice President – Finance/Chief Financial Officer	Wayne Hardesty
Vice President – Operations	Dwight Plumley
Vice President – Secretary	Gary Willems
Assistant Corporate Secretary	Jay Jamison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:

 JANUARY 24 2013

By :

/s/  JAY JAMISON

Jay Jamison

Chief Operating Officer, General Manager and

Assistant Corporate Secretary

(principal executive officer)